UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey	07005
(Address of principal executive offices)	(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employee and Director Retention Grants.  As disclosed by Unigene Laboratories, Inc. (the “Company”) on Current Reports on Form 8-K filed on September 26 and October 3, 2012, the Board of Directors (the “Board”) of the Company, having reviewed the recommendations of the Compensation Committee, previously approved and authorized the Company to grant certain retention stock option grants outside of the Company’s existing equity compensation plan (the “Employee and Director Retention Grants”) to all of the Company’s existing employees and directors (except Richard Levy), subject to the approval and closing of the Forbearance Agreement and First Amendment to Amended and Restated Financing Agreement, dated September 21, 2012, by and amongst the Company, Victory Park Management LLC and various related lenders.  The Employee and Director Retention Grants, which were granted on September 27, 2012, were made to promote the retention of such employees and directors and to motivate such employees and directors and align their interests with the interests of the Company’s stockholders.

Voluntary Cancellation of Employee Retention Grants.  The following executive officer who was awarded an Employee and Director Retention Grant has elected to voluntarily cancel his entire award (without receipt of any consideration), so that the Company may issue new awards equivalent to the quantities rescinded at a future date to current employees of the Company, that were not previously included in the Key Employee Retention Grants. The table below shows the details of the original award, including the amounts of stock options issued, the amount of stock options cancelled and the remaining stock options:

Officer	Stock Options Issued	Cancelled Stock Options	Remaining Stock Options
Ashleigh Palmer, Chief Executive Officer	660,000	660,000	-

The descriptions of the stock options cancellations summarized above do not purport to be complete and are qualified in their entirety by reference to the letter agreement regarding stock option cancellation attached hereto as Exhibit 10.1.

2

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Letter Agreement regarding Stock Option Cancellation – Ashleigh Palmer

3

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

Date: December 10, 2012	By:	/s/ Gregory T. Mayes
President and General Counsel

4

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Letter Agreement regarding Stock Option Cancellation – Ashleigh Palmer

5